UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: December 31, 2021

Date of reporting period: June 30, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

SAROFIM EQUITY FUND

Semi-Annual Report	June 30, 2021

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-727-6346; and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

Management’s Discussion of Fund Performance and Analysis:

Market Review

The theme of economic recovery propelled the S&P 500 Index ahead by 15.3% in the first half of 2021. The strong performance is attributable to consumer demand for goods and services as the economy continues to reopen. Coupled with significant vaccination progress, these two factors worked in tandem to support a rapid recovery in spending and business activity. Vaccination progress reduced infection rates, allowing states to accelerate their reopening efforts. As the recovery made headway, the American consumer was back with pent up demand to spend on everything from gasoline to new homes. Savings from lockdowns and stimulus checks helped consumers and businesses return to normalcy, as evidenced by rising prices at the pump and positive spending and retail sales data. During the first quarter earnings season, these key themes were echoed by companies reporting better than expected earnings results. The consumer drove sales and earnings beats while businesses noted pressure from rising input costs and supply chain disruptions.

Volatility was prevalent in the market, driven by factors that could potentially derail the recovery, including the discovery of the Delta variant of COVID-19 and fear of rising inflation. The return of the American consumer combined with global supply chain disruptions created the perfect conditions for inflation. Prices on durables, automotive, and homes rose quickly in the period, leading to investor concerns of rapid inflation and the possibility that the Federal Reserve will have to raise interest rates to temper it. These higher interest rates could hinder the economic recovery because it would slow consumer spending and business investment. Federal Reserve officials reiterated their belief that this inflation is transitory in nature and signaled no near-term plans to raise interest rates nor taper asset purchases.

Value outperformed growth in the first quarter of the year, but growth subsequently outperformed value in the second quarter, carrying the S&P 500 index to record highs at the end of the period. With oil above $70 per barrel, the energy sector rebounded with increased travel demand to lead all sectors while utilities and consumer staples were relative laggards.

Performance Summary

The Sarofim Equity Fund kept pace with the S&P 500 index in the first half of 2021, returning 14.9% against the index’s 15.3%. Advantageous stock selection in the communication services sector contributed positively to results, driven by holdings in Facebook and Alphabet which reported better than expected earnings

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

in the period. Adept stock selection within the information technology sector was a positive contributor to results as holdings in the software and semiconductor subsectors delivered strong results for the first half of the year. The fund’s strategic underweight of the utilities sector also added value to the portfolio for the period. Within the consumer staples sector, performance was driven by a strategic holding in the personal products industry.

Conversely, disadvantageous stock selection within the financials sector negatively impacted portfolio results in the period as the fund’s insurance positions lagged the major banks and the broader sector. Within the industrials sector, the twin negative impacts of an underweight allocation and inopportune stock selection held back results for the first half. Unfavorable selection combined with an underweight allocation in the top performing energy sector pressured performance in a period that witnessed a rebound for the challenged sector. The top contributors to relative performance include Alphabet, Microsoft, Facebook, ASML, and Texas Instruments. The top detractors from relative performance include Verisk Analytics, Masimo, Marriott International, Coca-Cola, and PepsiCo.

Market Outlook

As we enter a period of economic recovery and growth, the Sarofim Equity Fund’s investment approach remains focused on the long-term with an emphasis on companies with resilient cash flows, solid balance sheets, and geographically diverse revenue streams. Those characteristics offer protection against uncertainty associated with additional waves of infections while positioning us to benefit from a sustained period of economic recovery and growth. We continue to monitor important issues including inflation, fiscal policy, and regulatory developments. While the economy is strengthening due the reopening, there is still friction with supply chain issues and shortages in certain areas. Those concerns are holding back certain areas of the economy despite reopening. The fund’s simultaneous focus on quality businesses operating in attractive, growing industries and led by adept management teams, position the fund to benefit from a period of sustained economic growth.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

Definition of the Comparative Index

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.

This document is confidential and intended solely for the recipient and may not be published, reproduced or distributed without the express written consent of Fayez Sarofim & Co. (“FS & Co.”). This presentation is neither an offer to sell nor a solicitation of any offer to buy any securities, investment product or investment advisory services.

Any projections, market outlooks or estimates expressed herein are forward looking statements and are based on certain assumptions. Such projections, outlooks and assumptions should not be construed to be indicative of the actual events that will occur and do not constitute investment advice. Opinions and information included herein are current opinions and information only as of the date hereof or as of the date indicated, and are subject to change without notice. Additionally, while information contained herein is believed to be accurate and/or derived from sources which the FS & Co. believes to be reliable, FS & Co. disclaims any and all liability as to the completeness or accuracy of the information contained herein. For performance data current to the most recent month end, please call 1-855-727-6346.

Any indices highlighted herein are presented for comparative purposes only. The volatility of a referenced indices may be materially different from that of FS & Co.’s products, and FS & Co.’s holdings may differ significantly from the securities that comprise the highlighted indices. Products offered by FS & Co. will hold considerably fewer securities than the referenced indices.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

SECTOR WEIGHTING†:

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.6%

	Shares	Value

Canada — 1.5%
Canadian Pacific Railway	24,300	$1,868,913

Denmark — 1.9%
Novo Nordisk ADR	28,145	2,357,707

France — 2.9%
LVMH Moet Hennessy Louis Vuitton ADR	22,470	3,545,766

Netherlands — 2.6%
ASML Holding, Cl G	4,600	3,177,864

Switzerland — 2.0%
Nestle ADR	14,928	1,862,119
Roche Holding ADR	13,090	615,099

		2,477,218

United States — 88.7%

Communication Services — 13.5%
Alphabet, Cl C *	2,895	7,255,796
Comcast, Cl A	45,191	2,576,791
Facebook, Cl A *	19,965	6,942,030

		16,774,617

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

COMMON STOCK — continued

	Shares	Value
United States — (continued)

Consumer Discretionary — 8.4%
Amazon.com *	1,810	$6,226,689
Marriott International, Cl A *	7,500	1,023,900
McDonald’s	5,823	1,345,055
NIKE, Cl B	11,925	1,842,293

		10,437,937

Consumer Staples — 9.1%
Altria Group	13,012	620,412
Coca-Cola	37,902	2,050,877
Estee Lauder, Cl A	13,607	4,328,114
PepsiCo	12,345	1,829,159
Philip Morris International	24,024	2,381,019

		11,209,581

Energy — 2.0%
Chevron	16,702	1,749,368
Enterprise Products Partners (A)	29,580	713,765

		2,463,133

Financials — 11.7%
Berkshire Hathaway, Cl B *	1,794	498,589
BlackRock, Cl A	4,170	3,648,625
Intercontinental Exchange	19,400	2,302,780
JPMorgan Chase	18,169	2,826,006
Progressive Corp	24,000	2,357,040
S&P Global	7,023	2,882,590

		14,515,630

Health Care — 8.6%
Abbott Laboratories	24,730	2,866,949
Intuitive Surgical *	2,630	2,418,653
Masimo *	4,800	1,163,760
UnitedHealth Group	8,520	3,411,749
Zoetis, Cl A	4,500	838,620

		10,699,731

Industrials — 4.2%
IHS Markit	5,000	563,300
Otis Worldwide	6,775	553,992
Raytheon Technologies	10,051	857,451
Union Pacific	9,638	2,119,685

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

COMMON STOCK — continued

	Shares	Value
United States — (continued)

Industrials — (continued)
Verisk Analytics, Cl A	6,550	$1,144,416

		5,238,844

Information Technology†† — 27.6%
Adobe *	2,925	1,712,997
Apple	56,216	7,699,343
Automatic Data Processing	3,665	727,943
Broadridge Financial Solutions	5,000	807,650
Intuit	3,850	1,887,155
Mastercard, Cl A	5,635	2,057,282
Microsoft	37,200	10,077,480
Texas Instruments	25,411	4,886,535
Visa, Cl A	18,610	4,351,390

		34,207,775

Materials — 3.6%
Air Products and Chemicals	10,164	2,923,980
Sherwin-Williams	5,565	1,516,184

		4,440,164

		109,987,412

TOTAL COMMON STOCK (Cost $39,594,896)		123,414,880

SHORT-TERM INVESTMENTS(B) — 0.3%

JPMorgan 100% U.S. Treasury Securities Money Market Fund, Cl Premier, 0.010%	55,010	55,010
SEI Daily Income Trust, Government Fund, Cl F, 0.010%	293,022	293,022

TOTAL SHORT-TERM INVESTMENTS (Cost $348,032)		348,032

TOTAL INVESTMENTS— 99.9% (Cost $39,942,928)		$123,762,912

Percentages are based on Net Assets of $123,877,064.

*	Non-income producing security.
††	More narrow industries are used for compliance purposes, whereas broad sectors are utilized for reporting purposes.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

(A)	Security considered a Master Limited Partnership. At June 30, 2021, such securities amounted to $713,765 or 0.6% of Net Assets.
(B)	Rate shown is the 7-day effective yield as of June 30, 2021.

ADR — American Depositary Receipt

Cl — Class

As of June 30, 2021, all of the Fund’s investments were Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the six months ended June 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $39,942,928)	$123,762,912
Dividends Receivable	89,113
Tax Reclaim Receivable	99,478
Prepaid Expenses	16,166

Total Assets	123,967,669

Liabilities:
Payable due to Adviser	45,173
Payable due to Administrator	10,052
Chief Compliance Officer Fees Payable	1,467
Audit Fees Payable	13,506
Printing Fees Payable	8,184
Legal Fees Payable	6,325
Other Accrued Expenses	5,898

Total Liabilities	90,605

Net Assets	$123,877,064

Net Assets Consist of:
Paid-in Capital	$32,682,154
Total Distributable Earnings	91,194,910

Net Assets	$123,877,064

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	7,035,852

Net Asset Value, Offering and Redemption Price Per Share*	$17.61

*	Redemption price per share may vary depending on the length of time Shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND FOR THE SIX MONTHS ENDED JUNE 30, 2021 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$901,235
Less: Foreign Taxes Withheld	(20,287)

Total Investment Income	880,948

Expenses:
Investment Advisory Fees	287,258
Administration Fees	57,452
Trustees’ Fees	11,601
Chief Compliance Officer Fees	3,337
Legal Fees	15,162
Audit Fees	13,506
Transfer Agent Fees	13,281
Registration and Filing Fees	13,082
Printing Fees	7,376
Custodian Fees	2,569
Other Expenses	10,308

Total Expenses	434,932

Less:

Waiver of Investment Advisory Fees	(32,765)

Net Expenses	402,167

Net Investment Income	478,781

Net Realized Gain on Investments	3,440,353

Net Change in Unrealized Appreciation on Investments	12,260,546

Net Realized and Unrealized Gain on Investments	15,700,899

Net Increase in Net Assets Resulting from Operations	$16,179,680

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations:
Net Investment Income	$478,781	$887,436
Net Realized Gain on Investments	3,440,353	9,714,822
Net Change in Unrealized Appreciation on Investments	12,260,546	11,996,624

Net Increase in Net Assets Resulting from Operations	16,179,680	22,598,882

Distributions:	(439,666)	(8,022,250)

Capital Share Transactions:
Issued	390,390	363,692
Reinvestment of Dividends and Distributions	153,466	3,346,397
Redeemed	(3,496,113)	(6,711,183)

Net Decrease in Net Assets from Capital Share Transactions	(2,952,257)	(3,001,094)

Total Increase in Net Assets	12,787,757	11,575,538

Net Assets:
Beginning of Year/Period	111,089,307	99,513,769

End of Year/Period	$123,877,064	$111,089,307

Share Transactions:
Issued	24,056	28,841
Reinvestment of Dividends and Distributions	9,285	224,573
Redeemed	(215,287)	(500,859)

Net Decrease in Shares Outstanding from Share Transactions	(181,946)	(247,445)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout The Period/Year

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Asset Value, Beginning of Period/Year	$15.39	$13.33	$10.34	$11.92	$10.00	$9.46

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.07	0.12	0.15	0.17	0.16	0.17
Net Realized and Unrealized Gain (Loss)	2.21	3.07	3.50	(0.99)	2.41	0.54

Total from Investment Operations	2.28	3.19	3.65	(0.82)	2.57	0.71

Redemption Fees	—	—	—	—	—	—

Dividends and Distributions:
Net Investment Income	(0.06)	(0.13)	(0.14)	(0.17)	(0.15)	(0.17)
Net Realized Gains	—	(1.00)	(0.52)	(0.59)	(0.50)	—

Total Dividends and Distributions	(0.06)	(1.13)	(0.66)	(0.76)	(0.65)	(0.17)

Net Asset Value, End of Period/Year	$17.61	$15.39	$13.33	$10.34	$11.92	$10.00

Total Return †	14.86%	24.32%	35.56%	(6.83)%	25.82%	7.56%

Ratios and Supplemental Data
Net Assets, End of Period/ Year (Thousands)	$123,877	$111,089	$99,514	$80,561	$93,509	$95,393
Ratio of Expenses to Average Net Assets	0.70%**	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.76%**	0.78%	0.77%	0.78%	0.79%	0.78%
Ratio of Net Investment Income to Average Net Assets	0.83%**	0.88%	1.19%	1.36%	1.37%	1.72%
Portfolio Turnover Rate	2%***	8%	6%	9%	3%	5%

**	Annualized.
***	Not Annualized.
†

Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/ or reimbursed other expenses.

(1)	Per share calculations were performed using average shares for the period.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 42 funds. The financial statements herein are those of the Sarofim Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal. The financial statements of the remaining funds of the Trust are presented separately. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of June 30, 2021, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended June 30, 2021, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended June 30, 2021, the Fund did not have a liability for any uncertain tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Master Limited Partnerships (“MLPs”) — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 90 days. For the six months ended June 30, 2021, there were no redemption fees retained by the Fund. For the year ended December 31, 2020, there were no redemption fees retained by the Fund. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended June 30, 2021, the Fund was charged $57,452 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

U.S. Bank, N.A. serves as custodian (the “Custodian”) for the Fund. Prior to July 31, 2021, MUFG Union Bank, N.A. served as custodian for the Bank. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Apex Fund Services serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Fayez Sarofim & Co. (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets until April 30, 2022. This Agreement may be terminated:

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

(i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2022. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.70% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

At June 30, 2021, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period Ending	Subject to Repayment until June 30,	Amount

07/01/2018-06/30/2019	2022	$80,086
07/01/2019-06/30/2020	2023	62,769
07/01/2020-06/30/2021	2024	71,397

		$214,252

6.	Investment Transactions:

For the six months ended June 30, 2021, the Fund made purchases of $2,036,946 and sales of $4,981,217 in investment securities other than long-term U.S. Government and short-term securities. For the six months ended June 30, 2021, there were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent.

The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

	Ordinary Income	Long-Term Capital Gain	Total

2020	$936,370	$7,085,880	$8,022,250
2019	1,069,714	3,845,293	4,915,007

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$3,790,197
Unrealized Appreciation	71,664,721
Other Temporary Differences	(22)

Total Distributable Earnings	$75,454,896

Post October losses represent losses realized on investment transactions from November 1, 2020 through December 31, 2020 that, in accordance with Federal income tax regulations, the Fund may defer and treat as having arisen in the following fiscal year. As of December 31, 2020, the Fund did not defer post October losses.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to partnership adjustments. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Fund at June 30, 2021, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

$ 39,942,928	$ 83,901,741	$ (81,757)	$ 83,819,984

The preceding differences between book and tax cost are primarily due to investments in partnerships and wash sales.

8.	Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Security Risk — Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Market Sector Risk — The Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

Investment Style Risk — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles. Additionally, by focusing on large capitalization, high quality stocks, the Fund may underperform funds that invest in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

9.	Other:

At June 30, 2021, 41% of total shares outstanding were held by one affiliated shareholder.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional adjustments were required to the financial statements.

This Page Intentionally Left Blank.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period (January 1, 2021 to June 30, 2021).

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 01/01/21	Ending Account Value 06/30/21	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$1,148.60	0.70%	$3.73

Hypothetical 5% Return	1,000.00	1,021.32	0.70	3.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Fund’s investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Fund’s approach to managing liquidity risk. The Program is overseen by the Fund’s Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on May 19, 2021, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Fund‘s liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively to manage the Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held via videoconference on May 19, 2021 to decide whether to renew the Agreement for an additional one-year term (the “May Meeting”). The May Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the May Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the May Meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the May Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the May Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the May Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND JUNE 30, 2021 (Unaudited)

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Sarofim Equity Fund

P.O. Box 588

Portland, ME 04112

1-855-727-6346

Adviser:

Fayez Sarofim & Co.

Two Houston Center

909 Fannin Street, Suite 2907

Houston, TX 77010

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAR-SA-001-0800

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 8, 2021

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: September 8, 2021